                        -------------------------------------


                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.   20549


                                       FORM 8-K
                                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) February 21, 1997
                                                           -----------------



                           PACIFICARE HEALTH SYSTEMS, INC.
                (Exact name of registrant as specified in its charter)




          Delaware                  000-21949               95-4591529
(State or other jurisdiction of   (Commission             (IRS Employer
incorporation or organization)   File Number)         Identification Number)




                  5995 Plaza Drive, Cypress, California  90630-5028
             (Address of principal executive offices, including zip code)

        (Registrant's telephone number, including area code)   (714) 952-1121


                        -------------------------------------

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On February 21, 1997, PacifiCare Health Systems, Inc. ("the Company" or "PacifiCare") sold the outstanding stock of its wholly owned subsidiary, PacifiCare of Florida ("PCFL"), to Total Health Choice, Inc. a newly formed Florida subsidiary of Total Health Care, Inc. ("the Disposition"). The sales price, which approximated the net book value of PCFL, totaled $8.9 million. As of December 31, 1996, PCFL served approximately 35,000 commercial and Medicaid members.

         The sale of PCFL was effected by the Stock Purchase Agreement, as Amended (the "Agreement"), dated February 21, 1997, by and between the Company and Total Health Choice, Inc. The Agreement includes a put option whereby in the event that regulatory approvals are not obtained by January 31, 1998, Total Health Choice, Inc. shall have the option to require the Company to repurchase PCFL for $5.9 million.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.

         Not applicable.

    (b)  Pro Forma Financial Information.

         The following Unaudited Pro Forma Condensed Consolidated Statements of Income of the Company for the fiscal year ended September 30, 1996 and the three months ended December 31, 1996 present results for the Company as if the Disposition had occurred on October 1, 1995 and 1996, respectively. The accompanying Unaudited Pro Forma Condensed Consolidated Balance Sheet for the Company as of December 31, 1996 gives effect to the Disposition as if it had occurred on December 31, 1996.

         The Unaudited Pro Forma Condensed Consolidated Financial Statements are provided for information purposes only and do not purport to present the financial position or results of operations of the Company had the Disposition assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be expected in the future.

                           PACIFICARE HEALTH SYSTEMS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1996
                        (In thousands, except per share data)

                                                                         Plus
                                                          Less        Pro Forma    PacifiCare, as
                                       PacifiCare         PCFL        Adjustments     Adjusted
                                      -------------     ---------    ------------  --------------
                                                           (1)            (2)
Total operating revenue              $  4,637,305      $  59,715        $     -   $  4,577,590

Expenses:
  Health care services                  3,872,747         60,755                     3,811,992
  Marketing, general and
     administrative expenses              575,928         20,846            977        556,059
  Impairment, disposition and
     restructuring charges                 75,840         67,986                         7,854
  Office of Personnel Management
     reserve charge                        25,000              -                        25,000
  Amortization of goodwill and
     intangible assets                      9,153          1,163                         7,990
                                      -------------     ---------    ------------  --------------
Operating income (loss)                    78,637        (91,035)          (977)       168,695
Interest income                            46,237          2,231                        44,006
Interest expense                           (2,094)            (3)                       (2,091)
                                      -------------     ---------    ------------  --------------
Income (loss) before income taxes         122,780        (88,807)          (977)       210,610
Provision for income taxes (benefit)       50,827        (32,993)(3)       (393)        83,427
                                      -------------     ---------    ------------  --------------
Net income (loss)                       $  71,953     $  (55,814)       $  (584)    $  127,183
                                      -------------     ---------    ------------  --------------
                                      -------------     ---------    ------------  --------------

Weighted average common shares and
  equivalents outstanding used to
  calculate earnings per share             31,671                                       31,671
                                      -------------                                --------------
Earnings per share                        $  2.27                                      $  4.02
                                      -------------                                --------------
                                      -------------                                --------------


See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                           PACIFICARE HEALTH SYSTEMS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                     FOR THE THREE MONTHS ENDED DECEMBER 31, 1996
                        (In thousands, except per share data)

                                                                         Plus
                                                          Less        Pro Forma    PacifiCare, as
                                       PacifiCare         PCFL        Adjustments     Adjusted
                                      -------------     ---------    ------------  --------------
                                                           (1)            (2)
Total operating revenue              $  1,234,875       $  9,124         $    -   $  1,225,751

Expenses:
  Health care services                  1,039,345          6,612                     1,032,733
  Marketing, general and
     administrative expenses              153,135          2,936            159        150,358
  Amortization of goodwill and
     intangible assets                      1,861              -                         1,861
                                      -------------     ---------    ------------  --------------
Operating income (loss)                    40,534           (424)          (159)        40,799
Interest income                            12,652            688                        11,964
Interest expense                             (350)             -                          (350)
                                      -------------     ---------    ------------  --------------
Income (loss) before income taxes          52,836            264           (159)        52,413
Provision for income taxes (benefit)       21,079            106 (3)        (64)        20,909
                                      -------------     ---------    ------------  --------------
Net income (loss)                       $  31,757         $  158         $  (95)     $  31,504
                                      -------------     ---------    ------------  --------------
                                      -------------     ---------    ------------  --------------

Weighted average common shares and
  equivalents outstanding used to
  calculate earnings per share             31,800                                       31,800
                                      -------------                                --------------
                                      -------------                                --------------
Earnings per share                        $  1.00                                      $  0.99
                                      -------------                                --------------
                                      -------------                                --------------




See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                           PACIFICARE HEALTH SYSTEMS, INC.
               UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  DECEMBER 31, 1996
                                (Dollars in thousands)

                                                                                        Plus
                                                                         Less        Pro Forma      PacifiCare,
                                                      PacifiCare         PCFL        Adjustments    as Adjusted
                                                      ------------     ---------    ------------   ------------
                                                                         (1)             (4)
ASSETS
Current assets:
  Cash and equivalents                               $   367,748      $     353    $     8,890    $   376,285
  Marketable securities                                  594,734              -                       594,734
  Receivables, net                                       156,212          3,161                       153,051
  Prepaid expenses                                         8,876            631                         8,245
  Deferred income taxes                                   54,745              -                        54,745
                                                      ------------     ---------    ------------   ------------
     Total current assets                              1,182,315          4,145          8,890      1,187,060
                                                      ------------     ---------    ------------   ------------

Property, plant and equipment, net                        91,239          3,860                        87,379
Marketable securities - restricted                        35,399          2,472                        32,927
Goodwill and intangible assets                           227,422              -                       227,422
Other assets                                              25,097             37                        25,060
                                                      ------------     ---------    ------------   ------------
                                                     $ 1,561,472      $  10,514    $     8,890    $ 1,559,848
                                                      ------------     ---------    ------------   ------------
                                                      ------------     ---------    ------------   ------------

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
  Medical claims and benefits payable                $   278,800      $   1,678    $         -        277,122
  Accounts payable and accrued liabilities               162,882            913          1,870        163,839
  Unearned premium revenue                               256,416            903                       255,513
  Long-term debt due within one year                       1,511              -                         1,511
                                                      ------------     ---------    ------------   ------------
     Total current liabilities                           699,609          3,494          1,870        697,985
                                                      ------------     ---------    ------------   ------------

Long-term debt due after one year                          1,370              -                         1,370
Minority interest                                            391              -                           391
Shareholders' equity:
  Preferred shares                                             -              -                             -
  Common shares                                              313              -                           313
  Additional paid-in capital                             373,405              -                       373,405
  Unrealized holding gain on
     available-for-sale securities, net of
     taxes                                                 3,451              -                         3,451
  Retained earnings                                      482,933          7,020          7,020        482,933
                                                      ------------     ---------    ------------   ------------
     Total shareholders' equity                          860,102          7,020          7,020        860,102
                                                      ------------     ---------    ------------   ------------
                                                     $ 1,561,472      $  10,514    $     8,890    $ 1,559,848
                                                      ------------     ---------    ------------   ------------
                                                      ------------     ---------    ------------   ------------




See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

                 NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                 FINANCIAL STATEMENTS

(1) PCFL DISPOSITION - Pro forma adjustments to remove the historical operating results of PCFL and the assets acquired and liabilities assumed by Total Health Choice, Inc. During the fiscal year ended September 30, 1996, PacifiCare recognized a charge for the impairment of goodwill, the disposition of Pasteur Delivery Systems and restructuring charges associated with its Florida operations totaling $68.0 million ($42.4 million or $1.34 per share, net of tax).

    No pro forma adjustments have been made to reflect interest income for the fiscal year ended September 30, 1996, or the three months ended December 31, 1996, on the net proceeds from the Disposition.

(2) CORPORATE ALLOCATIONS - Pro forma adjustment to reflect an increase in marketing, general and administrative expenses for corporate allocations included in the PCFL results of operations that are expected to remain after the Disposition, and to recognize the related tax benefit at the statutory tax rate of 40.2%.

(3) INCOME TAXES - Pro forma adjustment to reflect the tax effects of the Disposition and related non-deductible goodwill amortization at the statutory rates in effect during the fiscal year ended September 30, 1996 and the three months ended December 31, 1996 (in thousands).

                                              Fiscal Year        Three Months
                                                 Ended               Ended
                                         September 30, 1996   December 31, 1996
                                          -------------------  -----------------

PCFL (loss) income before income taxes    $         (88,807)   $           264
Non-deductible goodwill amortization                  6,734                  -
                                          -------------------  -----------------
                                                    (82,073)               264
Statutory tax rate                                    40.2%              40.2%
                                          -------------------  -----------------
Pro forma adjustment                      $         (32,993)   $           106
                                          -------------------  -----------------
                                          -------------------  -----------------


(4) SALES PRICE - Pro forma adjustments to record cash received by PacifiCare for the sale of PCFL. The sale of PCFL was effected by the Stock Purchase Agreement, as Amended (the "Agreement"), dated February 21, 1997, by and between PacifiCare and Total Health Choice, Inc. The Agreement includes a put option whereby in the event that regulatory approvals are not obtained by January 31, 1998, Total Health Choice, Inc. shall have the option to require PacifiCare to repurchase PCFL for $5.9 million. PacifiCare, therefore, will defer the gain of approximately $1.9 million on the sale of PCFL until such regulatory approvals are obtained.

    (c)  Exhibits.

         10.1 Stock Purchase Agreement dated January 21, 1997, by and between PacifiCare Health Systems, Inc. and Total Health Choice, Inc.

         10.2      First Amendment to Stock Purchase Agreement dated
                   February 21, 1997, by and between PacifiCare Health Systems, Inc. and Total Health Choice, Inc.


                                      SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           PACIFICARE HEALTH SYSTEMS, INC.
                                     (Registrant)


Date:    March 10, 1997                     By:  /s/  Wayne Lowell
      ------------------------                   -----------------------------
                                                      Wayne Lowell
                                                 Executive Vice President,
                                                 Chief Administrative Officer
                                                 and Chief Financial Officer
                                                 (Principal Financial Officer)